Exhibit 33.1



                                                             [Indymac Bank Logo]

              Management's Assertion on Compliance with Applicable
                        Regulation AB Servicing Criteria

1. IndyMac Bank, F.S.B. ("IndyMac") is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB, as of and for the 12-month period ended December 31, 2007 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report (these transactions collectively referred to as the "Servicing Platform") include public asset-backed securitization transactions closed on or after January 1, 2006, for which Indymac acted as servicer, excluding any transactions sponsored or issued by government sponsored enterprises or Government National Mortgage Association. The Servicing Platform also includes other servicing contracts, the terms of which require Indymac to submit reports in accordance with Item 1122 of the Regulation AB. The Servicing Platform's asset type is single family residential mortgage loans that are not home-equity lines of credit or reverse mortgages and that do not receive the benefit of insurance by the Federal Housing Administration or guarantees from the United States Department of Veterans Affairs or the Rural Housing Service;

2. Indymac has engaged certain vendors (the "Vendors") to perform specific, limited or scripted activities, and Indymac has elected to take responsibility for assessing compliance with the servicing criteria or portion of the servicing criteria applicable to such Vendors' activities as set forth in Appendix A hereto, as permitted by Interpretation 17.06 of the Securities and Exchange Commission ("SEC") Division of Corporate Finance Manual of Publicly Available Telephone Interpretations ("Interpretation 17.06"), except for certain Vendors that have provided their own reports on assessment of compliance with the applicable servicing criteria. Indymac determined the Vendors are not "servicers" as defined in Item 1101(j) of Regulation AB and asserted that it has policies and procedures in place to provide reasonable assurance that the Vendors' activities comply, in all material respects, with the servicing criteria applicable to each Vendor;

3. Except as set forth in paragraph 4 below, Indymac used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

4. The criteria listed in the column titled "Inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to Indymac based on the activities it performs, directly or through its Vendors for which Indymac has elected to take responsibility for assessing compliance with the applicable servicing criteria, with respect to the Servicing Platform taken as a whole;

5. Indymac has complied, in all material respects, with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period with respect to the Servicing Platform taken as a whole;

6. Indymac has not identified and is not aware of any material instance of noncompliance as of December 31, 2007 and for the Reporting Period with respect to the Servicing Platform taken as a whole by the Vendors for which Indymac has elected to take responsibility for assessing compliance with the applicable servicing criteria;

7. Indymac has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors for which Indymac has elected to take responsibility for assessing compliance, with the applicable servicing criteria as of December 31, 2007 and for the Reporting Period with respect to the Servicing Platform taken as a whole; and

8. Ernst & Young LLP, an independent registered public accounting firm, has issued an attestation report on Indymac's assessment of compliance with the applicable servicing criteria for the Reporting Period.

March 12, 2008                              IndyMac Bank, F.S.B.


                                        By: /s/ JK Huey
                                            ------------------------------------
                                            JK Huey
                                            Senior Vice President
                                            Home Loan Servicing


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

                                   APPENDIX A

-------------------------------------------------------------------------------------------------------------------------
                                                                                                   INAPPLICABLE
                                                                        APPLICABLE                  SERVICING
                       SERVICING CRITERIA                           SERVICING CRITERIA               CRITERIA
-------------------------------------------------------------------------------------------------------------------------
                                                                               Performed   Performed by         NOT
                                                                                  by      subservicer(s)   performed by
                                                                               Vendor(s)   or vendor(s)     Indymac or
                                                                              for which      for which          by
                                                                  Performed   Indymac is    Indymac is     subservicer(s)
                                                                  Directly        the         NOT the      or vendor(s)
                                                                     by      Responsible    Responsible     retained by
   Reference                         Criteria                      Indymac       Party       Party(1)       Indymac(2)
-------------------------------------------------------------------------------------------------------------------------
                       General Servicing Considerations
-------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(i)      Policies and procedures are instituted to                                                      X
                   monitor any performance or other triggers
                   and events of default in accordance with
                   the transaction agreements.
-------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(ii)     If any material servicing activities are          X
                   outsourced to third parties, policies and
                   procedures are instituted to monitor the
                   third party's performance and compliance
                   with such servicing activities.
-------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iii)    Any requirements in the transaction                                                            X
                   agreements to maintain a back-up servicer
                   for the pool assets are maintained.
-------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iv)     A fidelity bond and errors and omissions          X
                   policy is in effect on the party
                   participating in the servicing function
                   throughout the reporting period in the
                   amount of coverage required by and
                   otherwise in accordance with the terms of
                   the transaction agreements.
-------------------------------------------------------------------------------------------------------------------------
                      Cash Collection and Administration
-------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(i)      Payments on pool assets are deposited             X(3)        X(3)
                   into the appropriate custodial bank
                   accounts and related bank clearing
                   accounts no more than two business days
                   following receipt, or such other number
                   of days specified in the transaction
                   agreements.
-------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(ii)     Disbursements made via wire transfer on           X
                   behalf of an obligor or to an investor
                   are made only by authorized personnel.
-------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iii)    Advances of funds or guarantees regarding         X
                   collections, cash flows or distributions,
                   and any interest or other fees charged
                   for such advances, are made, reviewed and
                   approved as specified in the transaction
                   agreements.
-------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iv)     The related accounts for the                      X
                   transactions, such as cash reserve
                   accounts or accounts established as a
                   form of overcollateralization, are
                   separately maintained (e.g., with respect
                   to commingling of cash) as set forth in
                   the transaction agreements.
-------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(v)      Each custodial account is maintained at           X
                   a federally insured depository
                   institution as set forth in the
                   transaction agreements. For purposes of
                   this criterion, "federally insured
                   depository institution" with respect to a
                   foreign financial institution means a
                   foreign financial institution that meets
                   the requirements of Rule 13k-1(b)(1) of
                   the Securities Exchange Act.
-------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)     Unissued checks are safeguarded so as             X
                   to prevent unauthorized access.
-------------------------------------------------------------------------------------------------------------------------

                                   APPENDIX A

-------------------------------------------------------------------------------------------------------------------------
                                                                                                   INAPPLICABLE
                                                                        APPLICABLE                  SERVICING
                       SERVICING CRITERIA                           SERVICING CRITERIA               CRITERIA
-------------------------------------------------------------------------------------------------------------------------
                                                                               Performed   Performed by         NOT
                                                                                  by      subservicer(s)   performed by
                                                                               Vendor(s)   or vendor(s)     Indymac or
                                                                              for which      for which          by
                                                                  Performed   Indymac is    Indymac is     subservicer(s)
                                                                  Directly        the         NOT the      or vendor(s)
                                                                     by      Responsible    Responsible     retained by
   Reference                         Criteria                      Indymac       Party       Party(1)       Indymac(2)
-------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vii)    Reconciliations are prepared on a monthly         X
                   basis for all asset-backed securities
                   related bank accounts, including custodial
                   accounts and related bank clearing accounts.
                   These reconciliations are (A) mathematically
                   accurate; (B) prepared within 30 calendar
                   days after the bank statement cutoff date,
                   or such other number of days specified in
                   the transaction agreements; (C) reviewed and
                   approved by someone other than the person
                   who prepared the reconciliation; and (D)
                   contain explanations for reconciling items.
                   These reconciling items are resolved within
                   90 calendar days of their original
                   identification, or such other number of days
                   specified in the transaction agreements.
-------------------------------------------------------------------------------------------------------------------------
                        Investor Remittances and Reporting
-------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(i)      Reports to investors, including those to be       X(4,5)                                       X(4)
                   filed with the Commission, are maintained in
                   accordance with the transaction agreements
                   and applicable Commission requirements.
                   Specifically, such reports (A) are prepared
                   in accordance with timeframes and other
                   terms set forth in the transaction
                   agreements; (B) provide information
                   calculated in accordance with the terms
                   specified in the transaction agreements; (C)
                   are filed with the Commission as required by
                   its rules and regulations; and (D) agree
                   with investors' or the trustee's records as
                   to the total unpaid principal balance and
                   number of [pool assets] serviced by the
                   servicer.
-------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(ii)     Amounts due to investors are allocated and        X(5)
                   remitted in accordance with timeframes,
                   distribution priority and other terms set
                   forth in the transaction agreements.
-------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iii)    Disbursements made to an investor are posted      X(5)
                   within two business days to the servicer's
                   investor records, or such other number of
                   days specified in the transaction
                   agreements.
-------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iv)     Amounts remitted to investors per the             X(5)
                   investor reports agree with cancelled
                   checks, or other form of payment, or
                   custodial bank statements.
-------------------------------------------------------------------------------------------------------------------------
                             Pool Asset Administration
-------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(i)      Collateral or security on pool assets is          X
                   maintained as required by the transaction
                   agreements or related mortgage loan
                   documents.
-------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ii)     Pool assets and related documents are                                                          X
                   safeguarded as required by the transaction
                   agreements
-------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iii)    Any additions, removals or substitutions to       X
                   the asset pool are made, reviewed and
                   approved in accordance with any conditions
                   or requirements in the transaction
                   agreements.
-------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iv)     Payments on pool assets, including any            X(3)        X(3)
                   payoffs, made in accordance with the related
                   [pool asset] documents are posted to the
                   Servicer's obligor records maintained no
                   more than two business days after receipt,
                   or such other number of days specified in
                   the transaction agreements, and allocated to
                   principal, interest or other items (e.g.,
                   escrow) in accordance with the related pool
                   asset documents.
-------------------------------------------------------------------------------------------------------------------------

                                   APPENDIX A

-------------------------------------------------------------------------------------------------------------------------
                                                                                                   INAPPLICABLE
                                                                        APPLICABLE                  SERVICING
                       SERVICING CRITERIA                           SERVICING CRITERIA               CRITERIA
-------------------------------------------------------------------------------------------------------------------------
                                                                               Performed   Performed by         NOT
                                                                                  by      subservicer(s)   performed by
                                                                               Vendor(s)   or vendor(s)     Indymac or
                                                                              for which      for which          by
                                                                  Performed   Indymac is    Indymac is     subservicer(s)
                                                                  Directly        the         NOT the      or vendor(s)
                                                                     by      Responsible    Responsible     retained by
   Reference                         Criteria                      Indymac       Party       Party(1)       Indymac(2)
-------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(v)      The servicer's records regarding the pool         X
                   assets agree with the servicer's records
                   with respect to an obligor's unpaid
                   principal balance.
-------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vi)     Changes with respect to the terms or              X
                   status of an obligor's pool assets (e.g.,
                   loan modifications or re-agings) are made,
                   reviewed and approved by authorized
                   personnel in accordance with the
                   transaction agreements and related pool
                   asset documents.
-------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g.,        X(6)        X(6)
                   forbearance plans, modifications and deeds
                   in lieu of foreclosure, foreclosures and
                   repossessions, as applicable) are
                   initiated, conducted and concluded in
                   accordance with the timeframes or other
                   requirements established by the
                   transaction agreements.
-------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(viii)   Records documenting collection efforts are        X
                   maintained during the period a pool asset
                   is delinquent in accordance with the
                   transaction agreements. Such records are
                   maintained on at least a monthly basis, or
                   such other period specified in the
                   transaction agreements, and describe the
                   entity's activities in monitoring
                   delinquent pool assets including, for
                   example, phone calls, letters and payment
                   rescheduling plans in cases where
                   delinquency is deemed temporary (e.g.,
                   illness or unemployment).
-------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ix)     Adjustments to interest rates or rates of         X
                   return for pool assets with variable rates
                   are computed based on the related pool
                   asset documents.
-------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(x)      Regarding any funds held in trust for an          X
                   obligor (such as escrow accounts): (A)
                   such funds are analyzed, in accordance
                   with the obligor's [pool asset] documents,
                   on at least an annual basis, or such other
                   period specified in the transaction
                   agreements; (B) interest on such funds is
                   paid, or credited, to obligors in
                   accordance with applicable [pool asset]
                   documents and state laws; and (C) such
                   funds are returned to the obligor within
                   30 calendar days of full repayment of the
                   related pool assets, or such other
                   number of days specified in the
                   transaction agreements.
-------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xi)     Payments made on behalf of an obligor             X(7)        X(7)           X(7)
                   (such as tax or insurance payments) are
                   made on or before the related penalty or
                   expiration dates, as indicated on the
                   appropriate bills or notices for such
                   payments, provided that such support has
                   been received by the Servicer at least 30
                   calendar days prior to these dates, or
                   such other number of days specified in the
                   transaction agreements.
-------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xii)    Any late payment penalties in connection          X(7)        X(7)
                   with any payment to be made on behalf of
                   an obligor are paid from the Servicer's
                   funds and not charged to the obligor,
                   unless the late payment was due to the
                   obligor's error or omission.
-------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiii)   Disbursements made on behalf of an obligor        X(7)        X(7)
                   are posted within two business days to the
                   obligor's records maintained by the
                   Servicer, or such other number of days
                   specified in the transaction agreements.
-------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)    Delinquencies, charge-offs and                    X
                   uncollectible accounts are recognized and
                   recorded in accordance with the
                   transaction agreements.
-------------------------------------------------------------------------------------------------------------------------

                                 APPENDIX A

-------------------------------------------------------------------------------------------------------------------------
                                                                                                   INAPPLICABLE
                                                                        APPLICABLE                  SERVICING
                       SERVICING CRITERIA                           SERVICING CRITERIA               CRITERIA
-------------------------------------------------------------------------------------------------------------------------
                                                                               Performed   Performed by         NOT
                                                                                  by      subservicer(s)   performed by
                                                                               Vendor(s)   or vendor(s)     Indymac or
                                                                              for which      for which          by
                                                                  Performed   Indymac is    Indymac is     subservicer(s)
                                                                  Directly        the         NOT the      or vendor(s)
                                                                     by      Responsible    Responsible     retained by
   Reference                         Criteria                      Indymac       Party       Party(1)       Indymac(2)
-------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xv)     Any external enhancement or other support,                                                    X
                   identified in Item 1114(a)(1) through (3) or
                   Item 1115 of Regulation AB, is maintained as
                   set forth in the transaction agreements.
-------------------------------------------------------------------------------------------------------------------------

                                   APPENDIX A

                   Footnotes to Appendix A Servicing Criteria

----------
(1) The activities pertaining to these criteria or portions of these criteria are performed by subservicer(s) or vendor(s) retained by Indymac which provided a separate assessment of compliance in accordance with Item 1122 of Regulation AB.

(2) These criteria are inapplicable to the Servicing Platform as of December 31, 2007 and for the Reporting Period since Indymac, directly or through its Vendors for which Indymac has elected to take responsibility for assessing compliance with the applicable servicing criteria, was not required to perform any related activities.

(3) Indymac performs the activities pertaining to these criteria, except for the specific, limited activities, primarily of initial processing of pool asset payments, performed by its lockbox vendor.

(4) The criterion 1122(d)(3)(i)(C) is inapplicable to the Servicing Platform as of December 31, 2007 and for the Reporting Period based on the activities Indymac performed.

(5) Indymac has defined the "Investor" as a party to whom Indymac reports and remits under the applicable transaction agreements. Indymac has no responsibility for transaction waterfall or allocation calculations and payments or individual security holder records.

(6) Indymac performs the activities pertaining to this criterion, except for the specific, limited activities performed by its foreclosure and bankruptcy vendors.

(7) Indymac performs the activities pertaining to these criteria, except for the specific, limited activities performed by its tax and/or insurance monitoring vendors. Indymac has elected to take responsibility for assessing compliance with these servicing criteria with respect to the activities of its tax vendor. Indymac's insurance vendor has provided their own report on assessment of compliance with the applicable servicing criterion.